SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) August 27, 1999
      ------------------------------------------------------------------------

                          WHITMAN EDUCATION GROUP, INC.
      ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
      ------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            1-13722                                     22-2246554
      ------------------------------------------------------------------------
      (Commission File No.)                  (IRS Employer Identification No.)

            4400 Biscayne Boulevard, 6th Floor, Miami, Florida 33137
      ------------------------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)

                                 (305) 575-6510
      ------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
      ------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 2.  DISPOSITION OF ASSETS

         On August 27, 1999, Colorado Technical University, Inc., an indirect wholly-owned subsidiary of Whitman Education Group, Inc. (the Company"), completed the previously announced divestiture of its Huron University campus ("Huron") in Huron, South Dakota to a newly formed entity capitalized by several investors and members of Huron's existing management pursuant to an Amended and Restated Contribution Agreement, dated June 2, 1999, as amended. In connection with the transaction, Colorado Technical University contributed the operating assets of Huron and $550,000 to the purchaser, and the purchaser issued to Colorado Technical University units of limited liability company membership interests and assumed certain liabilities of Huron. Under the terms of the transaction, the units of limited liability company membership interests equal 19.9% of the total outstanding limited liability company membership interests in the purchaser. Additionally, the Company purchased for $110,000 a warrant to acquire 20 units of limited liability company interests in the purchaser, which would represent approximately 4% of the total outstanding limited liability company membership interests in the purchaser upon exercise. The warrant has a term of five years and has an exercise price of $10,000 per unit. The effective date of the transactions for accounting, tax and financial statement purposes is September 1, 1999. The terms of the transaction were established through arm's length negotiation.

         The foregoing description of the transaction is qualified in its entirety by the full text of the Amended and Restated Contribution Agreement which is included in Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

         Except for historical matters contained herein, statements made in this Current Report on Form 8-K are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors and others are cautioned that forward-looking statements include risks and uncertainties which may affect the Company's business and prospects. Forward-looking statements may relate to our future operating results. Risks associated with these statements include the risk that actual results could differ materially from the Company's statements in this Current Report on Form 8-K. Factors that may affect future results include: the risk that the newly independent Huron may not qualify to participate in student financial aid programs and the purchaser may elect to rescind the transaction; the possibility that the Company may experience unanticipated attrition or reductions in student enrollment; the risk that marketing efforts may not achieve anticipated results; the ultimate resolution of the Company's legal proceedings; the Company's ability to assess and meet the educational needs and demands of its customers and employers; the impact of Year 2000 issues; the Company's ability to maintain or renew required regulatory approvals, accreditation or state authorizations and the Company's eligibility to continue to participate in student financial aid programs; business conditions and growth in the post-secondary education industry and the economy generally; and certain economic, competitive, regulatory and other factors identified in our filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (B)      PRO FORMA FINANCIAL INFORMATION

                  1. Introduction to Unaudited Pro Forma Condensed Financial Statements.

                  2. Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1999.

                  3. Unaudited Pro Forma Condensed Statement of Operations for the three months ended June 30, 1999.

                  4. Unaudited Pro Forma Condensed Statement of Operations for the year ended March 31, 1999.


         (C)      EXHIBITS

                  2.1. Amended and Restated Contribution Agreement, dated June 2, 1999, by and between Colorado Technical University, Inc., Huron University, L.L.C., Newco, L.L.C., and David O'Donnell.

                  2.2. Amendment to Amended and Restated Contribution Agreement, dated August 27, 1999, by and between Colorado Technical University, Inc., Huron University, L.L.C., Newco, L.L.C., and David O'Donnell.

                  2.3. Warrant to purchase 20 Units of Membership Interests in Newco, L.L.C.

                  99. Press Release of Whitman Education Group, Inc., relating to the disposition of Huron University.

                       INTRODUCTION TO UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed financial statements reflect the Company after giving effect to the sale of Huron as if it had been consummated, with respect to the statement of operations data, at the beginning of the periods presented, or, with respect to the balance sheet data, as of the date presented.

         The unaudited pro forma condensed financial statements are derived from, should be read in conjunction with, and are qualified in their entirety by reference to, the separate financial statements and notes thereto of the Company included in its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission.

         The unaudited pro forma condensed financial data have been included for comparative purposes only and do not purport to be indicative of the results of operations or financial position which actually would have been obtained if the sale of Huron had occurred at the beginning of the periods presented or as of the date indicated or of the results of operations or financial position which may be obtained in the future.

                 WHITMAN EDUCATION GROUP, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                                                                                          JUNE 30, 1999
                                                     ------------------------------------------------------------------------------
                                                                              PRO FORMA
                                                                            ADJUSTMENTS TO       OTHER                   PRO FORMA
                                                             HISTORICAL       ELIMINATE        PRO FORMA               CONSOLIDATED
                                                            CONSOLIDATED        HURON         ADJUSTMENTS              WITHOUT HURON
                                                            ------------        -----         -----------              -------------
Assets:
Current assets:
   Cash and cash equivalents                                $ 1,469,515     $   124,121       $(1,213,604)   (1),(3)    $   131,790
   Accounts receivable, net                                  21,946,062         165,990                                  21,780,072
   Inventories                                                1,348,380         115,331                                   1,233,049
   Deferred income taxes                                      2,871,210               -                                   2,871,210
   Other current assets                                       1,933,093         122,093                                   1,811,000
                                                     ------------------------------------------------------------------------------
     Total current assets                                    29,568,260         527,535        (1,213,604)               27,827,121

Property and equipment, net                                  13,643,668       1,766,733                                  11,876,935
Investment                                                            -               -           884,021        (2)        884,021
Deposits and other assets, net                                1,865,396               -           500,000        (3)      2,365,396
Goodwill, net                                                 9,835,154               -                                   9,835,154
                                                     ------------------------------------------------------------------------------
     Total assets                                           $54,912,478      $2,294,268       $   170,417               $52,788,627
                                                     ==============================================================================
Liabilities and Stockholders' Equity:
Current liabilities:
   Accounts payable                                         $ 1,963,829      $  116,718                                 $ 1,847,111
   Accrued expenses                                           3,454,187          26,935                                   3,427,252
   Current portion of capitalized
     lease obligations                                        1,503,628               -                                   1,503,628
   Deferred tuition revenue                                  16,192,210         276,258                                  15,915,952
   Current portion of long-term debt                            356,189         356,189                                           -
                                                     ------------------------------------------------------------------------------
     Total current liabilities                               23,470,043         776,100                                  22,693,943

Other liabilities                                               409,989         409,989                                           -
Capitalized lease obligations                                 3,286,590               -                                   3,286,590
Long-term debt                                                6,586,963         937,762                                   5,649,201
Commitments and contingencies
Stockholders' equity:
Common stock                                                 21,907,546               -                                  21,907,546
Additional paid-in capital                                      671,536       3,283,814                                  (2,612,278)
Retained earnings (deficit)                                  (1,420,189)     (3,113,397)          170,417        (4)      1,863,625
                                                     ------------------------------------------------------------------------------
     Total stockholders' equity                              21,158,893         170,417           170,417                21,158,893
                                                     ------------------------------------------------------------------------------
     Total liabilities and stockholders' equity             $54,912,478     $ 2,294,268       $   170,417               $52,788,627
                                                     ==============================================================================

NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

(1) To reflect cash contribution of $550,000, purchase of a warrant for $110,000 and reimbursement of $53,604 for unearned cash received, made in conjunction with the sale of Huron.

(2)      To reflect 19.9% investment in the purchaser.

(3) To reflect long-term note receivable for a loan to a continuing investor in Huron, made in conjunction with the sale of Huron.

(4)      To adjust stockholders' equity for the transactions noted in (1) and
         (2) above.

                 WHITMAN EDUCATION GROUP, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                                                                  FOR THE THREE MONTHS ENDED JUNE 30, 1999
                                                    --------------------------------------------------------------
                                                                                 PRO FORMA
                                                                               ADJUSTMENTS TO          PRO FORMA
                                                             HISTORICAL          ELIMINATE           CONSOLIDATED
                                                            CONSOLIDATED           HURON             WITHOUT HURON
                                                            ------------           -----             -------------
Net revenues                                                 $17,990,547         $  634,726           $17,355,821
Costs and expenses:
     Instructional and educational support                    12,586,967          1,188,156            11,398,811
     Selling and promotional                                   2,628,693            166,369             2,462,324
     General and administrative                                3,337,164             14,386             3,322,778
                                                    -------------------------------------------------------------
Total costs and expenses                                      18,552,824          1,368,911            17,183,913
                                                    -------------------------------------------------------------
Income (loss) from operations                                   (562,277)          (734,185)              171,908
Other (income) and expense:
     Interest expense                                            284,380             39,788               244,592
     Interest income                                             (72,297)                 -               (72,297)
                                                    -------------------------------------------------------------
Loss before income tax benefit                                  (774,360)          (773,973)                 (387)
Income tax benefit                                               308,505            308,351                   154
                                                    -------------------------------------------------------------
Net loss                                                     $  (465,855)        $ (465,622)          $      (233)
                                                    =============================================================
Basic and diluted net loss per share                         $     (0.03)        $        -           $     (0.00)
                                                    =============================================================
Basic and diluted weighted average
  common shares outstanding                                   13,427,663                  -            13,427,663
                                                    =============================================================

                 WHITMAN EDUCATION GROUP, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                                                                FOR THE FISCAL YEAR ENDED MARCH 31, 1999
                                                    -------------------------------------------------------------
                                                                                 PRO FORMA
                                                                               ADJUSTMENTS TO        PRO FORMA
                                                             HISTORICAL          ELIMINATE          CONSOLIDATED
                                                            CONSOLIDATED           HURON            WITHOUT HURON
                                                            ------------           -----            -------------
Net revenues                                                 $73,977,362        $ 3,462,232          $70,515,130
Costs and expenses:
     Instructional and educational support                    47,666,624          5,148,548           42,518,076
     Selling and promotional                                   9,780,727            715,077            9,065,650
     General and administrative                               12,335,186             70,266           12,264,920
                                                    ------------------------------------------------------------
Total costs and expenses                                      69,782,537          5,933,891           63,848,646
                                                    ------------------------------------------------------------
Income (loss) from operations                                  4,194,825         (2,471,659)           6,666,484
Other (income) and expense:
     Interest expense                                          1,381,564            167,174            1,214,390
     Interest income                                            (281,081)                 -             (281,081)
     Realization of gain on
         marketable securities                                   (43,489)                 -              (43,489)
                                                    ------------------------------------------------------------
Income (loss) before income tax benefit                        3,137,831         (2,638,833)           5,776,664
Income tax benefit (provision)                                   (96,187)         1,067,936           (1,164,123)
                                                    ------------------------------------------------------------
Net income (loss)                                            $ 3,041,644        $(1,570,897)           4,612,541
                                                    ============================================================
Net income per share:
     Basic                                                   $      0.23        $         -          $      0.35
                                                    ============================================================
     Diluted                                                 $      0.22        $         -          $      0.33
                                                    ============================================================
Weighted average common shares outstanding:
     Basic                                                    13,246,796                  -           13,246,796
                                                    ============================================================
     Diluted                                                  13,829,714                  -           13,829,714
                                                    ============================================================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITMAN EDUCATION GROUP, INC.

                                            By:  /S/ FERNANDO L. FERNANDEZ
                                            ------------------------------------
                                            FERNANDO L. FERNANDEZ,
                                            VICE PRESIDENT OF FINANCE AND
                                            CHIEF FINANCIAL OFFICER

Date:  September 1, 1999
-------------------------

                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION

         2.1. Amended and Restated Contribution Agreement, dated June 2, 1999, by and between Colorado Technical University, Inc., Huron
                           University, L.L.C., Newco, L.L.C., and David
                           O'Donnell.

         2.2.              Amendment  to Amended and  Restated
                           Contribution  Agreement,  dated August 27,
                           1999, by and between Colorado  Technical
                           University, Inc., Huron  University, L.L.C.,
                           Newco, L.L.C., and David O'Donnell.

         2.3. Warrant to purchase 20 Units of Membership Interests in Newco, L.L.C.

         99. Press Release of Whitman Education Group, Inc., relating to the disposition of Huron University.